UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 1, 2022

VOYA FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35897	No. 52-1222820
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

230 Park Avenue
New York	New York	10169
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 309-8200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $.01 Par Value	VOYA	New York Stock Exchange
Depositary Shares, each representing a 1/40th interest in a share of 5.35% Fixed-Rate Non-Cumulative Preferred Stock, Series B, $0.01 par value	VOYAPrB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure

On November 1, 2022, Voya Financial, Inc., a Delaware corporation (“Voya Financial” or the “Company”), announced that it entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Origami Squirrel Acquisition Corp, a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), and Benefitfocus, Inc., a Delaware corporation (“Benefitfocus”), pursuant to which, subject to the terms and conditions set forth therein, Merger Sub will merge with and into Benefitfocus (the “Merger”), with Benefitfocus surviving such Merger as a wholly owned subsidiary of the Company. Additional details about this transaction can be found in a press release issued by the Company on November 1, 2022 and furnished as Exhibit 99.1 to this Form 8-K. Additional information about the transaction has been made available in a slide presentation on Voya Financial’s investor relations website at http://investors.voya.com, and which has been furnished as Exhibit 99.2 to this Form 8-K.

As provided in General Instruction B.2 of Form 8-K, the information and exhibits provided pursuant to this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking and Other Cautionary Statements

This current report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Neither Voya nor Benefitfocus assumes any obligation to revise or update these statements to reflect new information, subsequent events or changes in strategy. Forward-looking statements include statements relating to future developments in our business or expectations for our future financial performance and any statement not involving a historical fact. Forward-looking statements use words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” and other words and terms of similar meaning in connection with a discussion of future operating or financial performance. Actual results, performance or events may differ materially from those projected in any forward-looking statement due to, among other things, (i) general economic conditions, particularly economic conditions in our core markets, (ii) performance of financial markets, (iii) the frequency and severity of insured loss events, (iv) the effects of natural or man-made disasters, including pandemic events and cyber terrorism or cyber attacks and specifically the current COVID-19 pandemic event, (v) mortality and morbidity levels, (vi) persistency and lapse levels, (vii) interest rates, (viii) currency exchange rates, (ix) general competitive factors, (x) changes in laws and regulations, such as those relating to Federal taxation, state insurance regulations and NAIC regulations and guidelines, (xi) changes in the policies of governments and/or regulatory authorities, (xii) in the case of Voya, our ability to successfully manage the separation of our individual life business on the expected timeline and economic terms, (xiii) in the case of Voya, our ability to realize the expected benefits from the transaction with Allianz Global Investors, (xiv) with respect to the proposed acquisition of Benefitfocus by Voya, (1) conditions to the completion of the proposed transaction, including Benefitfocus stockholder approval, may not be satisfied or required regulatory approvals may not be obtained on the terms expected or on the anticipated schedule; (2) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement between the parties to the proposed transaction or a delay in the consummation of the proposed transaction; (3) the effect of the announcement or pendency of the proposed transaction on either parties’ customers, suppliers, business relationships, operating results and business generally; (4) the risk that the proposed transaction disrupts Benefitfocus’ current plans and operations and the potential difficulties in Benefitfocus’ employee retention as a result of the proposed transaction; (5) the risk related to the proposed transaction diverting Benefitfocus management’s attention from ongoing business operations and potential litigation that may be instituted against Benefitfocus or its directors or officers related to the proposed transaction; (6) the amount of the costs, fees, expenses and other charges related to the proposed transaction; (7) the ability of the parties to realize the expected benefits of the proposed transaction; and (xv) such other factors as are set forth in Voya’s and Benefitfocus’ periodic public filings with the U.S. Securities and Exchange Commission (the “SEC”), including but not limited to those described in the “Risk Factors,” “Management’s Discussion and Analysis of Results of Operations and Financial Condition (“MD&A”) – Trends and Uncertainties” and “Forward Looking Statements” sections of their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and in other documents filed by either of them from time to time with the SEC, as applicable, all of which are available at www.sec.gov.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Benefitfocus by Voya. In connection with the proposed acquisition, Benefitfocus will file with the SEC and furnish to its stockholders a proxy statement on Schedule 14A and other relevant documents. STOCKHOLDERS OF BENEFITFOCUS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING BENEFITFOCUS’ PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov, and Benefitfocus stockholders will receive information at an appropriate time on how to obtain transaction-related documents free of charge from Benefitfocus. Such documents are not currently available.

Participants in Solicitation

Voya, Benefitfocus and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Benefitfocus’ stockholders in respect of the proposed acquisition. Information about the directors and executive officers of Benefitfocus is set forth in the proxy statement for Benefitfocus’ 2022 Annual Meeting of Stockholders, which was filed with the SEC on May 9, 2022. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the proposed acquisition when it becomes available.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release of Voya Financial dated November 1, 2022 (furnished and not filed)

99.2	Slide Presentation (furnished and not filed)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Voya Financial, Inc.
(Registrant)

By:	/s/ Rachel Reid
Name:	Rachel Reid
Title:	Senior Vice President, Deputy General Counsel and Corporate Secretary

Dated: November 1, 2022